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                                       QAD INC.
                             1997 STOCK INCENTIVE PROGRAM


         1. PURPOSE. This 1997 Stock Incentive Program (the "PROGRAM") is intended to secure for QAD Inc. (the "COMPANY"), its subsidiaries, and its stockholders the benefits arising from ownership of the Company's common stock (the "COMMON STOCK") by those selected individuals of the Company and its subsidiaries, who will be responsible for the future growth of such corporations. The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the corporations. Nothing contained herein shall be construed to amend or terminate any existing options, whether pursuant to any existing plans or otherwise granted by the Company.

         2. ELEMENTS OF THE PROGRAM. In order to maintain flexibility in the award of stock benefits, the Program is composed of seven parts. The first part is the Incentive Stock Option Plan (the "INCENTIVE PLAN") under which are granted incentive stock options (the "INCENTIVE OPTIONS"). The second part is the NonQualified Stock Option Plan (the "NONQUALIFIED PLAN") under which are granted nonqualified stock options (the "NONQUALIFIED OPTIONS"). The third part is the Restricted Share Plan (the "RESTRICTED PLAN") under which are granted restricted shares of Common Stock. The fourth part is the Employee Stock Purchase Plan (the "STOCK PURCHASE PLAN"). The fifth part is the Non-Employee Director Stock Option Plan (the "DIRECTORS PLAN") under which grants of options to purchase shares of Common Stock may be made to non-employee directors of the Company. The sixth part is the Stock Appreciation Rights Plan (the "SAR PLAN") under which SARs (as defined therein) are granted. The seventh part is the Other Stock Rights Plan (the "STOCK RIGHTS PLAN") under which (i) units representing the equivalent of shares of Common Stock (the "PERFORMANCE SHARES") are granted; (ii) payments of compensation in the form of shares of Common Stock (the "STOCK PAYMENTS") are granted; and (iii) rights to receive cash or shares of Common Stock based on the value of dividends paid with respect to a share of Common Stock (the "DIVIDEND EQUIVALENT RIGHTS") are granted. The Incentive Plan, the Nonqualified Plan, the Restricted Plan, the Stock Purchase Plan, the Directors Plan, the SAR Plan and the Stock Rights Plan are included herein as
Part I, Part II, Part III, Part IV, Part V, Part VI and Part VII, respectively, and are collectively referred to herein as the "PLANS." The grant of an option, SAR or restricted share or rights to purchase shares under one of the Plans shall not be construed to prohibit the grant of an option, SAR or restricted share or rights to purchase shares under any of the other Plans.

         3. APPLICABILITY OF GENERAL PROVISIONS. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the QAD Inc. 1997 Stock Incentive Program set forth below.

         4. ADMINISTRATION OF THE PLANS. The Plans shall be administered, construed, governed, and amended in accordance with their respective terms.


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                    GENERAL PROVISIONS OF STOCK INCENTIVE PROGRAM

         Article 1. ADMINISTRATION. The Program shall be administered by the Company's Board of Directors (the "BOARD"). If an award is to be made to an "Executive Officer" as defined in the Exchange Act as hereinafter defined, it must be approved after the completion of the Company's initial public offering, by the Board or by the Program Administrators, that is composed solely of two or more directors who are "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), who will also be "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "CODE"). To the extent permitted under the Exchange Act, the Code or any other applicable law, the Board or the Program Administrators, shall have the authority to delegate any and all power and authority to administer and operate the Program hereunder to such person or persons as the Board or the Program Administrators deems appropriate which if formed may be referred to as the Stock Operations Team or such other title specified by the Board. Subject to the foregoing limitations, as applicable, the Board may from time to time remove members from the committee, fill all vacancies on the committee, however caused, and may select one of the members of the committee as its Chairman. The members of the Board, the Program Administrators or such other persons appointed to administer the Program, when acting to administer the Program, are herein collectively referred to as the "PROGRAM ADMINISTRATORS."

         The Program Administrators shall hold meetings at such times and places as they may determine and as necessary to approve all grants and other transactions under the Program as required under Rule 16b-3(d) of the Exchange Act, shall keep minutes of their meetings, and shall adopt, amend, and revoke such rules and procedures as they may deem proper with respect to the Program. Any action of the Program Administrators shall be taken by majority vote or the unanimous written consent of the Program Administrators.

         Article 2. AUTHORITY OF PROGRAM ADMINISTRATORS. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrators shall have sole authority, in their absolute discretion,
(a) to construe and interpret the Program; (b) to define the terms used herein;
(c) to determine the individuals to whom options and restricted shares and rights to purchase shares shall be granted under the Program; (d) to determine the time or times at which options and restricted shares or rights to purchase shares shall be granted under the Program; (e) to determine the number of shares subject to each option, restricted share and purchase right, the duration of each option granted under the Program, and the price of any share purchase; (f) to determine all of the other terms and conditions of options and restricted shares and purchase rights granted under the Program; (g) establish the forms to implement the Program; and (h) to make all other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program; PROVIDED, HOWEVER, that the Board shall establish the price for all shares issued hereunder. All decisions, determinations, and interpretations made by the Program Administrators shall be binding and conclusive on all participants in the Program (the "PLAN PARTICIPANTS") and on their legal representatives, heirs, and beneficiaries.

         Article 3. MAXIMUM NUMBER OF SHARES SUBJECT TO THE PROGRAM. The maximum aggregate number of shares of Common Stock subject to the Plans shall be 2,000,000 shares. The shares of Common Stock to be issued upon exercise of an option, to the extent exercised for shares of Common Stock, issued as restricted shares or issued upon stock purchases may be authorized but unissued shares, shares issued and reacquired by the Company or shares purchased by the Company on the open market. If any of the options granted under the Program expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated options shall cease to reduce the


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

number of shares available for purposes of the Program. No employee may receive more than 200,000 Shares in grants of options or SARs in any calendar year. If the conditions associated with the grant of restricted shares are not achieved within the period specified for satisfaction of the applicable conditions, or if the restricted share grant terminates for any reason before the date on which the conditions must be satisfied, the shares of Common Stock associated with such restricted shares shall cease to reduce the number of shares available for purposes of the Program.

         The proceeds received by the Company from the sale of its Common Stock pursuant to the exercise of options, transfer of restricted shares or issuance of stock purchased under the Program, if in the form of cash, shall be added to the Company's general funds and used for general corporate purposes.

         Article 4. ELIGIBILITY AND PARTICIPATION. Officers, employees, directors (whether employee directors or non-employee directors), and independent contractors or agents of the Company or its subsidiaries who are responsible for or contribute to the management, growth, or profitability of the business of the Company or its subsidiaries shall be eligible for selection by the Program Administrators to participate in the Program. However, Incentive Options may be granted under the Incentive Plan only to a person who is an employee of the Company or its subsidiaries. An employee may be granted Nonqualified Options under the Program; PROVIDED, HOWEVER, that the grant of Nonqualified Options and Incentive Options to an employee shall be the grant of separate options and each Nonqualified Option and each Incentive Option shall be specifically designated as such in accordance with applicable provisions of the Treasury Regulations.

         The term "subsidiary" as used herein means any company, other than the Company, in an unbroken chain of companies, beginning with the Company if, at the time of any grant hereunder, each of the companies, other than the last company in the unbroken chain, owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other companies in such chain.

         Article 5. EFFECTIVE DATE AND TERM OF PROGRAM. The Restricted Plan, the Nonqualified Plan, the SAR Plan, the Stock Rights Plan and the Directors Plan shall become effective upon their adoption by the Board of Directors of the Company. The Incentive Plan and the Stock Purchase Plan shall become effective upon their adoption by the Board of Directors of the Company, subject to approval of the Program by a majority of the voting shares of the Company voting in person or by proxy at a meeting of stockholders or by written consent of the stockholders following adoption of the Program by the Board of Directors, which vote shall be taken within 12 months of adoption of the Program by the Company's Board of Directors or by written consent of the stockholders. The Program shall continue in effect for a term of 10 years unless sooner terminated under Article 7 of these General Provisions.

         Article 6. ADJUSTMENTS. If the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options and restricted shares, SAR's, unrestricted and other stock rights may be granted under this Program. A corresponding adjustment changing the number and kind of shares allocated to unexercised options, restricted shares, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share or other unit of any security covered by the option.


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         Article 7.     TERMINATION AND AMENDMENT OF PROGRAM.  The Program
shall terminate 10 years from the date the Program is adopted by the Board of Directors, or the date a particular Plan is approved by the stockholders, whichever is earlier, or shall terminate at such earlier time as the Board of Directors may so determine. No options or restricted shares shall be granted and no stock shall be sold and purchased under the Program after that date. Subject to the limitation contained in Article 8 of these General Provisions, the Program Administrators may at any time amend or revise the terms of the Program, including the form and substance of the option, restricted share and stock purchase agreements to be used hereunder; PROVIDED, HOWEVER, that without approval by the stockholders of the Company representing a majority of the voting power (as contained in Article 5 of these General Provisions) no amendment or revision shall (a) increase the maximum aggregate number of shares that may be sold or distributed pursuant to options or restricted shares granted or stock sold and purchased under this Program, except as permitted under
Article 6 of these General Provisions; (b) change the minimum purchase price for shares under Section 4 of Plans I and II or the Purchase Price for shares under Plan IV; (c) increase the maximum term established under the Plans for any option or restricted share; (d) permit the granting of an option, restricted share or right to purchase shares to anyone other than as provided in Article 4 of the General Provisions; or (e) change the term of the Program described in
Article 5 of these General Provisions.

         Article 8. PRIOR RIGHTS AND OBLIGATIONS. No amendment, suspension, or termination of the Program shall, without the consent of the individual who has received an option or restricted share or who has purchased a specified share or shares under Plan IV, impair any of that person's rights or obligations under any option or restricted share granted or shares sold and purchased under the Program prior to that amendment, suspension, or termination.

         Article 9. PRIVILEGES OF STOCK OWNERSHIP. Notwithstanding the exercise of any option granted pursuant to the terms of this Program, the achievement of any conditions specified in any restricted share granted pursuant to the terms of this Program or the election to purchase any shares pursuant to the terms of this Program, no individual shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon the exercise of his or her option, the satisfaction of his or her restricted share conditions or the sale, purchase and issuance of such purchased shares until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any option, satisfaction of any conditions with respect to a restricted share or a purchaser under Plan IV unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.

         Article 10. RESERVATION OF SHARES OF COMMON STOCK. The Company, during the term of this Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program. In addition, the Company will from time to time, as is necessary to accomplish the purposes of this Program, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of the stock as to which the requisite authority shall not have been obtained.

         Article 11. TAX WITHHOLDING. The exercise of any option or restricted share granted or the sale and issuance of any shares to be purchased under this Program are subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the


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

exercise of the option or restricted share or the sale and issuance of any shares to be purchased shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. At the Company's sole and complete discretion, the Company may, from time to time, accept shares of the Company's stock subject to one of the Plans as the source of payment for such liabilities.

         Article 12. RULE 16b-3 COMPLIANCE. It is the express intent of the Company that this Program complies in all respects with applicable provisions of the Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of awards to, or other transaction by, a Plan Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules). Accordingly, if any provision of the Program or any agreement relating to any award thereunder does not comply with Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Plan Participant shall avoid liability under Section 16(b).

         Article 13.    PERFORMANCE-BASED AWARDS.

                        (a) Each agreement for the grant of Performance Shares shall specify the number of Performance Shares subject to such agreement, the Performance Period and the Performance Objective (each as defined below), and each agreement for the grant of any other award that the Program Administrators determine to make subject to a Performance Objective similarly shall specify the applicable number of shares of Common Stock, the period for measuring performance and the Performance Objective. As used herein, "PERFORMANCE OBJECTIVE" means a performance objective specified in the agreement for a Performance Share, or for any other award which the Program Administrators determine to make subject to a Performance Objective, upon which the vesting or settlement of such award is conditioned and "PERFORMANCE PERIOD" means the period of time specified in an agreement over which Performance Shares, or another award which the Program Administrators determine to make subject to a Performance Objective, are to be earned. Each agreement for a performance-based grant shall specify in respect of a Performance Objective the minimum level of performance below which no payment will be made, shall describe the method for determining the amount of any payment to be made if performance is at or above the minimum acceptable level, but falls short of full achievement of the Performance Objective, and shall specify the maximum percentage payout under the agreement. Such maximum percentage in no event shall exceed one hundred percent (100%) in the case of performance-based restricted shares and two hundred percent (200%) in the case of Performance Shares or performance-based Dividend Equivalent Rights.

                        (b) The Program Administrators shall determine and specify, in their discretion, the Performance Objective in the agreement for a Performance Share or for any other performance-based award, which Performance Objective shall consist of: (i) one or more business criteria, including (except as limited under subparagraph (c) below for awards to Covered Employees (as defined below)) financial, service level and individual performance criteria; and (ii) a targeted level or levels of performance with respect to such criteria. Performance Objectives may differ between Plan Participants and between types of awards from year to year.


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

                        (c) The Performance Objective for Performance Shares and any other performance-based award granted to a Covered Employee, if deemed appropriate by the Program Administrators, shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code, and shall be based upon one or more of the following performance-based business criteria, either on a business unit or Company-specific basis or in comparison with peer group performance: net sales; gross sales; return on net assets; return on assets; return on equity; return on capital; return on revenues; cash flow; book value; share price performance (including Options and SARs tied solely to appreciation in the Fair Market Value of the shares); earnings per share; stock price earnings ratio; earnings before interest, taxes, depreciation and amortization expenses ("EBITDA"); earnings before interest and taxes ("EBIT"); or EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue. Achievement of any such Performance Objective shall be measured over a period of years not to exceed ten (10) as specified by the Program Administrators in the agreement for the performance-based award. No business criterion other than those named above in this Article 13(c) may be used in establishing the Performance Objective for an award to a Covered Employee under this Article 13. For each such award relating to a Covered Employee, the Program Administrators shall establish the targeted level or levels of performance for each such business criterion. The Program Administrators may, in their discretion, reduce the amount of a payout otherwise to be made in connection with an award under this Article 13(c), but may not exercise discretion to increase such amount, and the Program Administrators may consider other performance criteria in exercising such discretion. All determinations by the Program Administrators as to the achievement of Performance Objectives under this Article 13(c) shall be made in writing. The Program Administrators may not delegate any responsibility under this Article 13(c). As used herein, "COVERED EMPLOYEE" shall mean, with respect to any grant of an award, an executive of the Company or any subsidiary who is a member of the executive compensation group under the Company's compensation practices (not necessarily an executive officer) whom the Program Administrators deem may be or become a covered employee as defined in
         Section 162(m)(3) of the Code for any year that such award may result in remuneration over $1 million which would not be deductible under
         Section 162(m) of the Code but for the provisions of the Program and any other "qualified performance-based compensation" plan (as defined under Section 162(m) of the Code) of the Company; PROVIDED, HOWEVER, that the Program Administrators may determine that a Plan Participant has ceased to be a Covered Employee prior to the settlement of any award.

                        (d) The Program Administrators, in their sole discretion, may require that one or more award agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company with respect to all or part of any award under the Program, a Plan Participant's receipt of the benefit relating to such award that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Plan Participant's remuneration does not exceed the limit set forth in such provisions of the Code.

         Article 14. DEATH BENEFICIARIES. In the event of a Plan Participant's death, all of such person's outstanding awards, including his or her rights to receive any accrued but unpaid Stock Payments, will transfer to the maximum extent permitted by law to such person's beneficiary (except to the extent a permitted transfer of a Nonqualified Option or SAR was previously made pursuant hereto). Each Plan


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Participant may name, from time to time, any beneficiary or beneficiaries (which may be named contingently or successively) as his or her beneficiary for purposes of this Program. Each designation shall be on a form prescribed by the Program Administrators, will be effective only when delivered to the Company, and when effective will revoke all prior designations by the Plan Participant.
If a Plan Participant dies with no such beneficiary designation in effect, such person's beneficiary shall be his or her estate and such person's awards will be transferable by will or pursuant to laws of descent and distribution applicable to such person.

         Article 15. UNFUNDED PROGRAM. The Program shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by awards under the Program. Neither the Company, its affiliates, the Program Administrators, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Program nor shall anything contained in the Program or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between any such party and a Plan Participant or anyone claiming on his or her behalf. To the extent a Plan Participant or any other person acquires a right to receive payment pursuant to an award under the Program, such right shall be no greater than the right of an unsecured general creditor of the Company.

         Article 16. CHOICE OF LAW AND VENUE. The Program and all related documents shall be governed by, and construed in accordance with, the laws of the State of California. Acceptance of an award shall be deemed to constitute consent to the jurisdiction and venue of the Superior Court of Santa Barbara County, California and the United States District Court of the Central District of California for all purposes in connection with any suit, action or other proceeding relating to such award, including the enforcement of any rights under the Program or any agreement or other document, and shall be deemed to constitute consent to any process or notice of motion in connection with such proceeding being served by certified or registered mail or personal service within or without the State of California, provided a reasonable time for appearance is allowed.

         Article 17. ARBITRATION. Any disputes involving the Program will be resolved by arbitration in Santa Barbara, California before one (1) arbitrator in accordance with the Rules of the American Arbitration Association.

         Article 18. PROGRAM ADMINISTRATOR'S RIGHT. Except as may be provided in an award agreement, the Program Administrators may, in their discretion, waive any restrictions or conditions applicable to, or accelerate the vesting of, any award (other than the right to purchase shares pursuant to the Stock Purchase Plan). The Program Administrators may also modify or revise any form of stock option agreement or other form required to implement the Program.

         Article 19. TERMINATION OF BENEFITS UNDER CERTAIN CONDITIONS. The Program Administrators, in their sole discretion, may cancel any unexpired, unpaid or deferred award (other than a right to purchase shares pursuant to the Stock Purchase Plan) at any time if the Plan Participant is not in compliance with all applicable provisions of the Program or any award agreement or if the Plan Participant, whether or not he or she is currently employed by the Company or one of its subsidiaries, acts in a manner contrary to the best interests of the Company and its subsidiaries.

         Article 20. CONFLICTS IN PROGRAM. In case of any conflict in the terms of the Program, or between the Program and an award agreement, the provisions in the Program which specifically grant such award shall control, and the provisions in the Program shall control over the provisions in any award agreement.


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

         Article 21. OPTIONAL DEFERRAL. The right to receive any award under the Program (other than the right to purchase shares pursuant to the Stock Purchase Plan) may, at the request of the Plan Participant, be deferred to such period and upon such terms and conditions as the Program Administrators shall, in their discretion, determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in shares of Common Stock.

         Article 22. RESTRICTIONS ON COMMON STOCK. Each Plan Participant who acquires Common Stock or rights to acquire Common Stock will be subject to all restrictions applicable to the Common Stock as set forth in the Company's Articles of Incorporation.











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

                                     PLAN I

                                     QAD INC.
                           INCENTIVE STOCK OPTION PLAN

         Section 1. PURPOSE. The purpose of this QAD Inc. Incentive Stock Option Plan (the "INCENTIVE PLAN") is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase shares of its Common Stock. The Incentive Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the Company. The Company intends that options granted pursuant to the provisions of the Incentive Plan will qualify as "INCENTIVE STOCK OPTIONS" within the meaning of Section 422 of the Code. This Incentive Plan is Part I of the Program. Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

         Section 2. OPTION TERMS AND CONDITIONS. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrators shall, in its discretion, determine as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

         Section 3. DURATION OF OPTIONS. Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Incentive Plan expire later than ten (10) years from the date on which the option is granted. However, notwithstanding the above portion of this Section 3, if at the time the option is granted the grantee (the "OPTIONEE") owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such option shall expire not more than 5 years from the date the option is granted. In addition, each option shall be subject to early termination as provided in the Incentive Plan.

         Section 4. PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall not be less than the fair market value of the shares at the time of the grant of the option. Fair market value (the "FAIR MARKET VALUE") shall be determined by the Board of Directors on the basis of such factors as they deem appropriate; PROVIDED, HOWEVER, that Fair Market Value on any day shall be deemed to be, if the Common Stock is traded on a national securities exchange, the closing price (or, if no reported sale takes place on such day, the mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange, or, if the stock is included on the composite tape, the composite tape. In each case, the Program Administrators' determination of Fair Market Value shall be conclusive.

         Notwithstanding the above portion of this Section 4, if at the time an option is granted the Optionee owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the purchase price of the shares covered by such option shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the option is granted.

         Section 5. MAXIMUM AMOUNT OF OPTIONS EXERCISABLE IN ANY CALENDAR YEAR. Notwithstanding any other provision of this Incentive Plan, the aggregate Fair Market Value (determined at the time any Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock


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

Options become exercisable for the first time by any employee during any calendar year under all stock option plans of the Company and its subsidiaries shall not exceed $100,000.

         Section 6. EXERCISE OF OPTIONS. Each option shall be exercisable in one or more installments during its term as determined by the Program Administrators, and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Program Administrators in accordance with Section 4 of this Incentive Plan. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of an option to satisfy the exercise price for additional options.

         Section 7. REORGANIZATION. In the event of the dissolution or liquidation of the Company, any option granted under the Incentive Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.

         In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

              (a) if there is no plan or agreement respecting the Reorganization (the "REORGANIZATION AGREEMENT") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 7 shall apply; or

              (b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Incentive Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

The term "REORGANIZATION" as used in this Section 7 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

         Adjustments and determinations under this Section 7 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

         Section 8. WRITTEN NOTICE REQUIRED. Any option granted pursuant to the terms of the Incentive Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised, together with payment of applicable income taxes, has been received by the Company.

         Section 9. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to any option granted under the Incentive Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant to that exercise shall comply with all applicable provisions of foreign, state and federal law including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her Option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 9.

         Section 10. EMPLOYMENT OF OPTIONEE. Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her option, that he or she will remain in the employment of the Company or its subsidiary corporations following the date of the granting of that option for a period specified by the Program Administrators. Nothing in the Incentive Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or its subsidiary corporations or limit in any way the right of the Company or its subsidiary corporations at any time to terminate or alter the terms of that employment.

         Section 11. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT. If an Optionee ceases to be employed by the Company or any subsidiary corporation for any reason other than death or disability, his or her option shall immediately terminate unless a minimum exercise period is required by applicable Department of Corporations regulations to which the Company may then be subject; PROVIDED, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of employment) at any time within sixty (60) days after the date of termination of employment, unless either the option or the Incentive Plan otherwise provides for earlier termination.

         Section 12.    OPTION RIGHTS UPON DISABILITY.   If an Optionee becomes
disabled within the meaning of Code Section 422(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or the Incentive Plan otherwise provides for earlier termination.

         Section 13. OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while employed by the Company or any subsidiary corporation, his or her Option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

         Section 14. OPTIONS NOT TRANSFERABLE. Options granted pursuant to the terms of the Incentive Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

         Section 15. ADJUSTMENTS TO NUMBER AND PURCHASE PRICE OF OPTIONED SHARES. All options granted pursuant to the terms of this Incentive Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions of this Program.

                                       PLAN II

                                       QAD INC.
                            NONQUALIFIED STOCK OPTION PLAN

         Section 1. PURPOSE. The purpose of this QAD Inc., NonQualified Stock Option Plan (the "NONQUALIFIED PLAN") is to permit the Company to grant options to purchase shares of its Common Stock. The Nonqualified Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the Company. Any option granted pursuant to the Nonqualified Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422 of the Code. This Nonqualified Plan is Part II of the Program. Unless any provision herein indicates to the contrary, the Nonqualified Plan shall be subject to the General Provisions of the Program.

         Section 2. OPTION TERMS AND CONDITIONS. The terms and conditions of options granted under the Nonqualified Plan may differ from one another as the Program Administrators shall in their discretion determine as long as all options granted under the Nonqualified Plan satisfy the requirements of the Nonqualified Plan.

         Section 3. DURATION OF OPTIONS. Each option and all rights thereunder granted pursuant to the terms of the Nonqualified Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Nonqualified Plan expire later than ten (10) years from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in the Nonqualified Plan.

         Section 4. PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option may be at, higher than or below the fair market value of the shares at the time of the grant of the option. Fair market value (the "FAIR MARKET VALUE") shall be determined by the Program Administrators on the basis of such factors as they deem appropriate; PROVIDED, HOWEVER, that Fair Market Value on any day shall be deemed to be, if the Common Stock is traded on a national securities exchange, the closing price (or, if no reported sale takes place on such day, the mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange, or, if the stock is included on the composite tape, the composite tape. In each case, the Program Administrators' determination of Fair Market Value shall be conclusive.

         Section 5. EXERCISE OF OPTIONS. Each option shall be exercisable in one or more installments during its term and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Program Administrators in accordance with Section 4 of the Nonqualified Plan. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of an option to satisfy the exercise price for additional options.


         Section 6. REORGANIZATION. In the event of the dissolution or liquidation of the Company, any option granted under the Nonqualified Plan shall terminate as of a date to be fixed by the

Program Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.

         In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

              (a) if there is no plan or agreement respecting the Reorganization ("REORGANIZATION AGREEMENT") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 6 shall apply; or

              (b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Nonqualified Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

The term "REORGANIZATION" as used in this Section 6 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

         Adjustments and determinations under this Section 6 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

         Section 7. WRITTEN NOTICE REQUIRED. Any option granted pursuant to the terms of this Nonqualified Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

         Section 8.     COMPLIANCE WITH SECURITIES LAWS.  Shares of Common
Stock shall not be issued with respect to any option granted under the Nonqualified Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 8.

         Section 9. CONTINUED EMPLOYMENT OR SERVICE. Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her Option, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that option for a period specified by the Program Administrators. Nothing in this Nonqualified Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

         Section 10.    OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT OR
SERVICE. If an Optionee under this Nonqualified Plan ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her option shall immediately terminate, unless a minimum exercise period is required by applicable Department of Corporations regulations to which the Company may then be subject; PROVIDED, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within sixty (60) days after the date of termination of employment or service, unless either the option or this Nonqualified Plan otherwise provides for earlier termination.

         Section 11. OPTION RIGHTS UPON DISABILITY. If an Optionee becomes disabled within the meaning of Code Section 422 (e) (3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or the Nonqualified Plan otherwise provides for earlier termination.

         Section 12. OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while employed by, or providing services to, the Company or any of its subsidiaries, his or her option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

         Section 13. OPTIONS NOT TRANSFERABLE. Options granted pursuant to the terms of this Nonqualified Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

         Section 14. ADJUSTMENTS TO NUMBER AND PURCHASE PRICE OF OPTIONED SHARES. All options granted pursuant to the terms of this Nonqualified Plan shall be adjusted in a manner prescribed by Article 6 of the General Provisions of the Program.

                                       PLAN III

                                       QAD INC.
                                RESTRICTED SHARE PLAN

         Section 1.     PURPOSE.  The purpose of this Restricted Share Plan
(the "RESTRICTED PLAN") is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide individuals with an additional incentive to contribute to the success of the Company. The Restricted Plan is
Part III of the Program. Unless any provision herein indicates to the contrary, the Restricted Plan shall be subject to the General Provisions of the Program.

         Section 2. TERMS AND CONDITIONS. The terms and conditions of restricted shares granted under the Restricted Plan may differ from one another as the Program Administrators shall, in their discretion, determine as long as all restricted shares granted under the Restricted Plan satisfy the requirements of the Restricted Plan.

         Each restricted share grant shall provide to the recipient (the "HOLDER") the transfer of a specified number of shares of Common Stock of the Company that shall become nonforfeitable upon the achievement of specified service or performance conditions within a specified period or periods (the "RESTRICTION PERIOD") as determined by the Program Administrators. At the time that the restricted share is granted, the Program Administrators shall specify the service or performance conditions and the period of duration over which the conditions apply.

         The Holder of restricted shares shall not have any rights with respect to such award, unless and until such Holder has executed an agreement evidencing the terms and conditions of the award (the "RESTRICTED SHARE AWARD AGREEMENT"). Each individual who is awarded restricted shares shall be issued a stock certificate in respect of such shares. Such certificate shall be registered in the name of the Holder and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

    The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the QAD Inc., Restricted Share Plan and Restricted Share Award Agreement entered into between the registered owner and QAD Inc. Copies of such Plan and Agreement are on file in the offices of QAD Inc.

         The Program Administrators shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any restricted share award, the Holder shall have delivered a stock power, endorsed in blank, relating to the stock covered by such award. At the expiration of each Restriction Period, the Company shall redeliver to the Holder certificates held by the Company representing the shares with respect to which the applicable conditions have been satisfied.

         Section 3. NONTRANSFERABLE. Subject to the provisions of the Restricted Plan and the Restricted Share Award Agreements, during the Restriction Period as may be set by the Program Administrators commencing on the grant date, the Holder shall not be permitted to sell, transfer, pledge, or assign shares of restricted shares awarded under the Restricted Plan.

         Section 4. RESTRICTED SHARE RIGHTS UPON TERMINATION OF EMPLOYMENT OR SERVICE. If a Holder terminates employment or service with the company prior to the expiration of the Restriction Period, any restricted shares granted to him subject to such Restriction Period shall be forfeited by the Holder and shall be transferred to the Company. The Program Administrators may, in their sole discretion, accelerate the lapsing of or waive such restrictions in whole or in part based upon such factors and such circumstances as the Program Administrators may determine, in its sole discretion, including, but not limited to, the Plan Participant's retirement, death, or disability.

         Section 5. STOCKHOLDER RIGHTS. The Holder shall have, with respect to the restricted shares granted, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of unrestricted stock shall be delivered to the grantee promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such restricted shares.

         Section 6. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued under the Restricted Plan unless the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Holder to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Holder shall consent to the imposition of a legend on the shares of Common Stock issued pursuant to the Restricted Share Plan and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 6.

         Section 7. CONTINUED EMPLOYMENT OR SERVICE. Each Holder, if requested by the Program Administrators, must agree in writing as a condition of the granting of his or her restricted shares, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that restricted share for a period specified by the Program Administrators. Nothing in the Restricted Plan or in any restricted share granted hereunder shall confer upon any Holder any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

                                       PLAN IV

                                       QAD INC.
                             EMPLOYEE STOCK PURCHASE PLAN

         Section 1. PURPOSE. The purpose of the QAD Inc. Employee Stock Purchase Plan (the "STOCK PURCHASE PLAN") is to promote the growth and general prosperity of the Company by permitting the Company to sell to employees of the Company and its subsidiaries shares of the Company's stock in accordance with
Section 423 of the Code ("SECTION 423"), and it is the intention of the Company to have the Stock Purchase Plan qualify as an Employee Stock Purchase Plan in accordance with Section 423, and the Stock Purchase Plan shall be construed to administer stock purchases and to extend and limit participation consistent with the requirements of Section 423. The Stock Purchase Plan will be administered by the Program Administrators. Unless any provision herein indicates to the contrary, this Stock Purchase Plan shall be subject to the General Provisions of the Program.

         Section 2. TERMS AND CONDITIONS. The terms and conditions of shares to be offered to be sold to employees of the Company and its subsidiaries under the Stock Purchase Plan shall comply with Section 423.

         Section 3. OFFERING PERIODS AND PARTICIPATION. The Stock Purchase Plan shall be implemented through a series of periods established by Program Administrators (the "OFFERING PERIODS"). A full-time employee may participate in the Stock Purchase Plan and may enroll in an Offering Period by delivering to the Company's payroll office an agreement evidencing the terms and conditions of the stock subscription in a form prescribed by the Program Administrators (the "PURCHASE AGREEMENT") at least thirty (30) business days prior to the Enrollment Date for that Offering Period (or such lesser number of business days as the Program Administrators, in their sole discretion, may permit). Purchases will be made through payroll deductions, unless direct purchases have been approved by the Program Administrators. The first day of each Offering Period will be the "Enrollment Date" and the last day of each period will be the "Exercise Date."

         Section 4. PURCHASE PRICE. The Purchase Price means an amount as determined by the Program Administrators that is the lesser of: (a) the Purchase Price Discount from the Fair Market Value of a share of Common Stock on the Enrollment Date, or (b) the Purchase Price Discount from the Fair Market Value of a share of Common Stock on the Exercise Date. The "Purchase Price Discount" shall mean the amount of the discount from the Fair Market Value granted to Plan Participants not to exceed fifteen percent (15%) of the Fair Market Value as established by the Board from time to time. "Fair Market Value" of a share of stock shall be determined by the Board. However, if the Stock is publicly-traded, fair market value of a share of Stock shall be based upon the closing or other appropriate trading price per share of Stock on a national securities exchange.

         Section 5.     GRANTS.

              (a) GRANTS. On the Enrollment Date for each Offering Period, each Eligible Employee participating in such Offering Period shall be granted the right to purchase on each Exercise Date during such Offering Period (at the Purchase Price) shares of Common Stock in an amount from time to time specified by the Program Administrators as set forth in
    Section 5(b) below. The Program Administrators will also establish the Purchase Price Discount and the Periodic Exercise Limit. The right to purchase shall expire immediately after the last Exercise Date of the Offering Period.

              (b) GRANT LIMITATIONS. Any provisions of the Stock Purchase Plan to the contrary notwithstanding, no Plan Participant shall be granted a right to purchase under the Stock Purchase Plan:

                   (i) if, immediately after the grant, such Plan Participant would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary (applying the constructive ownership rules of Section 424(d) of the Code and treating stock that a Plan Participant may acquire under outstanding options as stock owned by the Plan Participant);

                   (ii) that permits such Plan Participant's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such purchase) in any calendar year (computed utilizing the rules of Section 423(b)(8) of the Code); or

                   (iii) that permits a Plan Participant to purchase Stock in excess of twenty percent (20%) of his or her Compensation, which shall include the gross base salary or hourly compensation paid to a Plan Participant and the gross amount of any targeted bonus, without reduction for contributions to any 401(k) plan sponsored by the Company.

              (c) NO RIGHTS IN RESPECT OF UNDERLYING STOCK. The Plan Participant will have no interest or voting right in shares covered by a right to purchase until such purchase has been completed.

              (d) PLAN ACCOUNT. The Company shall maintain a plan account for the Plan Participants in the Stock Purchase Plan, to which are credited the payroll deductions made for such Plan Participant pursuant to Section 6 and from which are debited amounts paid for the purchase of shares.

              (e) COMMON STOCK ACCOUNT. As a condition of participation in the Stock Purchase Plan, each Plan Participant shall be required to receive shares purchased under the Stock Purchase Plan in a common stock account (the "COMMON STOCK ACCOUNT") maintained by the Company to hold the Common Stock purchased under the Stock Purchase Plan. The shares may be released at such times and under such conditions as designated by the Program Administrators.

              (f) DIVIDENDS ON SHARES. Subject to the limitations of Section 5(a) hereof and Section 423(b)(8) of the Code, all cash dividends, if any, paid with respect to shares of Common Stock purchased under the Stock Purchase Plan and held in a Plan Participant's Common Stock Account shall be automatically invested in shares of Common Stock purchased at 100% of Fair Market Value on the next Exercise Date. All non-cash distributions on Common Stock purchased under the Stock Purchase Plan and held in a Plan Participant's Common Stock Account shall be paid to the Plan Participant as soon as practicable.

         Section 6.     PAYROLL DEDUCTIONS/DIRECT PURCHASES.

              (a) PLAN PARTICIPANT DESIGNATIONS. The Purchase Agreement applicable to an Offering Period shall designate payroll deductions to be made on each payday during the Offering Period as a whole number percentage specified by the Program Administrators of such Eligible

    Employee's Compensation for the pay period preceding such payday. Direct purchases may be permitted on such terms specified by the Program Administrators.

              (b) PLAN ACCOUNT BALANCES. The Company shall make payroll deductions as specified in each Plan Participant's Subscription Agreement on each payday during the Offering Period and credit such payroll deductions to such Plan Participant's Plan Account. A Plan Participant may not make any additional payments into such Plan Account. No interest will accrue on any payroll deductions. All payroll deductions received or held by the Company under the Stock Purchase Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

              (c) PLAN PARTICIPANT CHANGES. A Plan Participant may only discontinue his or her participation in the Stock Purchase Plan as provided in Section 9. A Plan Participant may only increase or decrease (subject to such limits as the Program Administrator may impose) the rate of his or her payroll deductions at the start of any Offering Period by filing with the Company a new Subscription Agreement authorizing such a change in the payroll deduction rate. The change in rate shall be effective with the first Offering Period following the Company's receipt of the new Subscription Agreement.

              (d) DECREASES. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 4(b) herein, a Plan Participant's payroll deductions shall be decreased to zero percent at such time during any Purchase Period that is scheduled to end during a calendar year (the "CURRENT PURCHASE PERIOD") when the aggregate of all payroll deductions previously used to purchase stock under the Stock Purchase Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal to the maximum permitted by Section 423(b)(8) of the Code. Payroll deductions shall recommence at the rate provided in such Plan Participant's Subscription Agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the Plan Participant as provided in Section 9.

              (e) TAX OBLIGATIONS. At the time of the purchase of shares, and at the time any Common Stock issued under the Stock Purchase Plan to a Plan Participant is disposed of, the Plan Participant must adequately provide for the Company's federal, state or other tax withholding obligations, if any, that arise upon the purchase of shares or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Plan Participant's Compensation the amount necessary for the Company to meet applicable withholding obligations, including, but not limited to, any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the eligible employee.

              (f) STATEMENTS OF ACCOUNT. The Company shall maintain each Plan Participant's Plan Account and shall give each Plan Participant a statement of account at least annually. Such statements will set forth the amounts of payroll deductions, the Purchase Price applicable to the Common Stock purchased, the number of shares purchased, the remaining cash balance and the dividends received, if any, for the period covered.

         Section 7.     PURCHASE OF SHARES.

              (a) AUTOMATIC EXERCISE ON EXERCISE DATES. Unless a Plan Participant withdraws as provided in Section 9 below, his or her right to purchase of shares will be exercised automatically on each Exercise Date within the Offering Period in which such Plan Participant is enrolled for the maximum whole number of shares of Common Stock as can then be purchased at the applicable Purchase Price with the payroll deductions accumulated in such Plan Participant's Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan, subject to the Periodic Exercise Limit. All such shares purchased under the Stock Purchase Plan shall be credited to the Plan Participant's Common Stock Account. During a Plan Participant's lifetime, a Plan Participant's options to purchase shares under the Stock Purchase Plan shall be exercisable only by the Plan Participant.

              (b) EXCESS PLAN ACCOUNT BALANCES. If, due to application of the Periodic Exercise Limit or otherwise, there remains in a Plan Participant's Plan Account immediately following exercise of such Plan Participant's election to purchase shares on an Exercise Date any cash accumulated immediately preceding such Exercise Date and not applied to the purchase of shares under the Stock Purchase Plan, such cash shall promptly be returned to the Plan Participant; PROVIDED, HOWEVER, that if the Plan Participant shall be enrolled in the Offering Period (including, without limitation, by not withdrawing pursuant to Section 9), such cash shall be contributed to the Plan Participant's Plan Account for such next Purchase Period.

         Section 8. HOLDING PERIOD. The Program Administrators may establish, as a condition to participation, a holding period of up to one (1) year following the Exercise Date during which a Plan Participant may not sell, transfer or encumber the shares purchased under the Stock Purchase Plan.

         Section 9.     WITHDRAWAL; TERMINATION OF EMPLOYMENT.

              (a) VOLUNTARY WITHDRAWAL. A Plan Participant may withdraw from an Offering Period by giving written notice to the Company's payroll office at least thirty (30) business days prior to the next Exercise Date. Such withdrawal shall be effective no later than thirty (30) business days after receipt by the Company's payroll office of notice thereof. On or promptly following the effective date of any withdrawal, all (but not less than all) of the withdrawing Plan Participant's payroll deductions credited to his or her Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan will be paid to such Plan Participant, and on the effective date of such withdrawal such Plan Participant's option to purchase shares for the Offering Period will be automatically terminated and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a Plan Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of any succeeding Offering Period, unless the Plan Participant delivers to the Company a new Subscription Agreement with respect thereto.

              (b) TERMINATION OF EMPLOYMENT. Promptly after a Plan Participant's ceasing to be an employee for any reason all shares of Common Stock held in a Plan Participant's Common Stock Account and the payroll deductions credited to such Plan Participant's Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan will be returned to such Plan Participant or, in the case of his or her death, to the person or persons entitled thereto, and such Plan Participant's option to purchase shares will be automatically terminated, PROVIDED that, if the Company does not learn of such death more than five (5) business days prior to an Exercise Date, payroll deductions credited to such Plan Participant's
    Plan Account may be applied to the purchase of shares under the Stock Purchase Plan on such Exercise Date.

         Section 10. NON-TRANSFERABILITY. Neither payroll deductions credited to a Plan Participant's Plan Account nor any rights with regard to the exercise of a purchase of shares or to receive shares under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of by the Plan Participant in any way other than by will or the laws of descent and distribution, and any purchase of shares by a Plan Participant shall, during such Plan Participant's lifetime, be exercisable only by such Plan Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Program Administrator may treat such act as an election to withdraw from an offering period in accordance with Section 9.

         Section 11. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to the Stock Purchase Plan, unless the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Plan Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Plan Participant shall consent to the imposition of a legend on the shares of Common Stock subject to his or her Option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this
Section 11.

         Section 12. CONTINUED EMPLOYMENT OR SERVICE. Each Plan Participant, if requested by the Program Administrators, must agree in writing, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that option to purchase shares for a period specified by the Program Administrators. Nothing in this Stock Purchase Plan shall confer upon any Plan Participant any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

                                        PLAN V

                                       QAD INC.
                       NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         Section 1. PURPOSE; PLAN. The purpose of this QAD Inc., Non-Employee Director Stock Option Plan (the "DIRECTORS PLAN") is to permit the Company to grant options to purchase shares of its Common Stock to non-employee directors of the Company. Any option granted pursuant to the Directors Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422 of the Code. This Directors Plan is Part V of the Program. Unless any provision herein indicates to the contrary, the Directors Plan shall be subject to the General Provisions of the Program. On the next to last business day of each fiscal year of the Company (or in the event a Director is elected or appointed to the Board during the fiscal year, on the date of the Director's election or appointment), the Company shall grant to each non-employee director of the Company options to purchase that number of shares of Common Stock as determined annually by the Program Administrators.
The Program Administrators may also grant to Directors Options in lieu of cash fees at option prices established by the Program Administrators. The terms and conditions of options granted under the Directors Plan shall be in duration, form and substance as the Program Administrators shall in their discretion determine, but in no event shall any option granted under the Directors Plan expire later than ten (10) years from the date on which the option is granted.

         Section 2.     COMPLIANCE WITH SECURITIES LAWS.  Shares of Common
Stock shall not be issued with respect to any option granted under the Directors Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 2.

         Section 3. EXERCISE OF OPTIONS. Each option shall be exercisable in one or more installments during its term as determined by the Program Administrators, and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Program Administrators. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of an option to satisfy the exercise price for additional options.

         Section 4. REORGANIZATION. In the event of the dissolution or liquidation of the Company, any option granted under the Directors' Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.

         In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

              (a) if there is no plan or agreement respecting the Reorganization (the "REORGANIZATION AGREEMENT") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 4 shall apply; or

              (b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Directors Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

The term "REORGANIZATION" as used in this Section 4 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

         Adjustments and determinations under this Section 4 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

         Section 5. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT. If an Optionee ceases to be employed by the Company or any subsidiary corporation for any reason other than death or disability, his or her option shall immediately terminate; PROVIDED, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of employment) at any time within sixty
(60) days after the date of termination of employment, unless either the option or the Directors Plan otherwise provides for earlier termination.

         Section 6.     OPTION RIGHTS UPON DISABILITY.   If an Optionee becomes
disabled within the meaning of Code Section 422(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or the Directors Plan otherwise provides for earlier termination.

         Section 7. OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while employed by the Company or any subsidiary corporation, his or her Option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

         Section 8. OPTIONS NOT TRANSFERABLE. Options granted pursuant to the terms of the Directors Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

         Section 9. ADJUSTMENTS TO NUMBER AND PURCHASE PRICE OF OPTIONED SHARES. All options granted pursuant to the terms of this Directors Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions of this Program.

                                       PLAN VI
                            STOCK APPRECIATION RIGHTS PLAN

         Section 1. SAR TERMS AND CONDITIONS. The purpose of this Stock Appreciation Rights Plan (the "SAR PLAN") is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide individuals with an additional incentive to contribute to the success of the Company. The terms and conditions of SARs granted under the SAR Plan may differ from one another as the Program Administrators shall, in their discretion, determine in each SAR agreement (the "SAR AGREEMENT"). Unless any provision herein indicates to the contrary, this SAR Plan shall be subject to the General Provisions of the Program.

         Section 2. DURATION OF SARS. Each SAR and all rights thereunder granted pursuant to the terms of the SAR Plan shall expire on the date determined by the Program Administrators as evidenced by the SAR Agreement, but in no event shall any SAR expire later than ten (10) years from the date on which the SAR is granted. In addition, each SAR shall be subject to early termination as provided in the SAR Plan.

         Section 3. GRANT. Subject to the terms and conditions of the SAR Agreement, the Program Administrators may grant the right to receive a payment upon the exercise of a SAR which reflects the appreciation in the Fair Market Value of the number of shares of Common Stock for which such SAR was granted to any person who is eligible to receive Awards either: (i) in tandem with the grant of an Incentive Option; (ii) in tandem with the grant of a Nonqualified Option; or (iii) independent of the grant of an Incentive Option or Nonqualified Option. Each grant of a SAR which is in tandem with the grant of an Incentive Option or Nonqualified Option shall be evidenced by the same agreement as the Incentive Option or Nonqualified Option which is granted in tandem with such SAR and such SAR shall relate to the same number of shares of Common Stock to which such Option shall relate and such other terms and conditions as the Program Administrators, in their sole discretion, deem are not inconsistent with the terms of the SAR Plan, including conditions on the exercise of such SAR which relate to the employment of the Plan Participant or any requirement that the Plan Participant exchange a prior outstanding option and/or SAR.

         Section 4. PAYMENT AT EXERCISE. Upon the settlement of a SAR in accordance with the terms of the SAR Agreement, the Plan Participant shall (subject to the terms and conditions of the SAR Plan and SAR Agreement) receive a payment equal to the excess, if any, of the SAR Exercise Price (as defined below) for the number of shares of the SAR being exercised at that time over the SAR Grant Price (as defined below) for such shares. Such payment may be paid in cash or in shares of the Company's Common Stock or by a combination of the foregoing, at the time of exercise of the SAR, specified by the Program Administrators in the SAR Agreement. If any portion of the payment is paid in shares of the Company's Common Stock, such shares shall be valued for this purpose at the SAR Exercise Price on the date the SAR is exercised and any payment in shares which calls for a payment in fractional share shall automatically be paid in cash based on such valuation. As used herein, "SAR Exercise Date" shall mean the date on which the exercise of a SAR occurs under the SAR Agreement, "SAR Exercise Price" shall mean the Fair Market Value of a share of Common Stock on a SAR Exercise Date and "SAR Grant Price" shall mean the price which would have been the option exercise price for one share of Common Stock if the SAR had been granted as an option, or if the SAR granted in tandem with an option, the option exercise price per share for the related option.

         Section 5. SPECIAL TERMS AND CONDITIONS. Each SAR Agreement which evidences the grant of a SAR shall incorporate such terms and conditions as the Program Administrators in their absolute discretion deem are not inconsistent with the terms of the SAR Plan and the agreement for Incentive Option or Nonqualified Option, if any, granted in tandem with such SAR except that: (i) if a SAR is granted in tandem with an Incentive Option or Nonqualified Option, the SAR shall be exercisable only when the related Incentive Option or Nonqualified Option is exercisable; and (ii) the Plan Participant's right to exercise a SAR granted in tandem with an Incentive Option or Nonqualified Option shall be forfeited to the extent that the Plan Participant exercises the related Incentive Option or Nonqualified Option and the Plan Participant's right to exercise the Incentive Option or Nonqualified Option shall be forfeited to the extent the Plan Participant exercises the related SAR, but any such forfeiture shall not count as a forfeiture for purposes of making the shares subject to such option or SAR again available for use under the General Provisions of the Plan.

         Section 6. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to any option granted under the SAR Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an SAR Holder to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each SAR Holder shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 6.

         Section 7. CONTINUED EMPLOYMENT OR SERVICE. Each SAR Holder, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her option, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that option for a period specified by the Program Administrators. Nothing in this SAR Plan or in any option granted hereunder shall confer upon any SAR Holder any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

         Section 8.     OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT OR
SERVICE. If an SAR Holder under this SAR Plan ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her option shall immediately terminate; PROVIDED, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised, to the extent exercisable on the date of termination of employment or service.

         Section 9. OPTION RIGHTS UPON DISABILITY. If an SAR Holder becomes disabled within the meaning of Code Section 422 (e) (3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or the SAR Plan otherwise provides for earlier termination.

         Section 10. OPTION RIGHTS UPON DEATH OF SAR HOLDER. Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an SAR Holder dies while employed by, or providing services to, the Company or any of its subsidiaries, his or her option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the SAR Holder's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the SAR Holder is entitled to exercise the option at the date of death.

         Section 11. OPTIONS NOT TRANSFERABLE. Options granted pursuant to the terms of this Nonqualified Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an SAR Holder only by that SAR Holder. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

                                       PLAN VII
                               OTHER STOCK RIGHTS PLAN

         Section 1. TERMS AND CONDITIONS. The purpose of the Other Stock Rights Plan (the "STOCK RIGHTS PLAN") is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries to provide individuals with an additional incentive to the success of the Company. The terms and conditions of Performance Shares, Stock Payments or Dividend Equivalent Rights granted under the Stock Rights Plan may differ from one another as the Program Administrators shall, in their discretion, determine in each stock rights agreement (THE "STOCK RIGHTS AGREEMENT"). Unless any provision herein indicates to the contrary, this Stock Rights Plan shall be subject to the General Provisions of the Program.

         Section 2. DURATION. Each Performance Share or Dividend Equivalent Right and all rights thereunder granted pursuant to the terms of the Stock Rights Plan shall expire on the date determined by the Program Administrators as evidenced by the Stock Rights Agreement, but in no event shall any Performance Shares or Dividend Equivalent Rights expire later than ten (10) years from the date on which the Performance Shares or Dividend Equivalent Rights are granted. In addition, each Performance Share, Stock Payment or Dividend Equivalent Right shall be subject to early termination as provided in the Stock Rights Plan.

         Section 3. GRANT. Subject to the terms and conditions of the Stock Rights Agreement, the Program Administrators may grant Performance Shares, Stock Payments or Dividend Equivalent Rights as provided under the Stock Rights Plan. Each grant of Performance Shares, Dividend Equivalent Rights and Stock Payments shall be evidenced by a Stock Rights Agreement, which shall state the terms and conditions of each as the Program Administrators, in their sole discretion, deem are not inconsistent with the terms of the Stock Rights Plan.

         Section 4. PERFORMANCE SHARES. Performance Shares shall become payable to a Plan Participant based upon the achievement of specified Performance Objectives and upon such other terms and conditions as the Program Administrators may determine and specify in the Stock Rights Agreement evidencing such Performance Shares. Each grant shall satisfy the conditions for performance-based awards hereunder and under the General Provisions. A grant may provide for the forfeiture of Performance Shares in the event of termination of employment or other events, subject to exceptions for death, disability, retirement or other events, all as the Program Administrators may determine and specify in the Stock Rights Agreement for such grant. Payment may be made for the Performance Shares at such time and in such form as the Program Administrators shall determine and specify in the Stock Rights Agreement and payment for any Performance Shares may be made in full in cash or by certified cashier's check payable to the order of the Company or, if permitted by the Program Administrators, by shares of the Company's Common Stock or by the surrender of all or part of an award, or in other property, rights or credits deemed acceptable by the Program Administrators or, if permitted by the Program Administrators, by a combination of the foregoing. If any portion of the purchase price is paid in shares of the Company's Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Program Administrators in accordance herewith. Payment in shares of Common Stock includes the automatic application of shares of Common

Stock received upon the exercise or settlement of Performance Shares or other option or Award to satisfy the exercise or settlement price.

         Section 5. STOCK PAYMENTS. The Program Administrators may grant Stock Payments to a person eligible to receive the same as a bonus or additional compensation or in lieu of the obligation of the Company or a subsidiary to pay cash compensation under other compensatory arrangements, with or without the election of the eligible person (except in the case of stock in lieu of normal salary or compensation), provided that the Plan Participant will be required to pay an amount equal to the aggregate par value of any newly issued Stock Payments. A Plan Participant shall have all the voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Plan Participant as a Stock Payment upon the Plan Participant becoming holder of record of such shares of Common Stock; provided, however, the Program Administrators may impose such restrictions on the assignment or transfer of such shares of Common Stock as they deem appropriate and as are evidenced in the Stock Rights Agreement for such Stock Payment.

         Section 6. DIVIDEND EQUIVALENT RIGHTS. The Program Administrators may grant Dividend Equivalent Rights in tandem with the grant of Incentive Option or Nonqualified Option, SARs, Restricted Shares or Performance Shares that otherwise do not provide for the payment of dividends on the shares of Common Stock subject to such awards for the period of time to which such Dividend Equivalent Rights apply, or may grant Dividend Equivalent Rights that are independent of any other such award. A Dividend Equivalent Right granted in tandem with another award may be evidenced by the agreement for such other award; otherwise, a Dividend Equivalent Right shall be evidenced by a separate Stock Rights Agreement. Payment may be made by the Company in cash or by shares of the Company's Common Stock or by a combination of the foregoing, may be immediate or deferred and may be subject to such employment, performance objectives or other conditions as the Program Administrators may determine and specify in the Stock Rights Agreement for such Dividend Equivalent Rights. The total payment attributable to a share of Common Stock subject to a Dividend Equivalent Right shall not exceed one hundred percent (100%) of the equivalent dividends payable with respect to an outstanding share of Common Stock during the term of such Dividend Equivalent Right, taking into account any assumed investment (including assumed reinvestment in shares of Common Stock) or interest earnings on the equivalent dividends as determined under the Stock Rights Agreement in the case of a deferred payment, provided that such percentage may increase to a maximum of two hundred percent (200%) if a Dividend Equivalent Right is subject to a Performance Objective.

         Section 7. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to any option granted under the Stock Rights Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Participant shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 7.


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

         Section 8. CONTINUED EMPLOYMENT OR SERVICE. Each Participant, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her option, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that option for a period specified by the Program Administrators. Nothing in this Stock Rights Plan in any option granted hereunder shall confer upon any Participant any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

         Section 9.     OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT OR
SERVICE. If a Participant under this Stock Rights Plan an ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her option shall immediately terminate; PROVIDED, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within sixty (60) days after the date of termination of employment or service, unless either the option or this Stock Rights Plan otherwise provides for earlier termination.

         Section 10. OPTION RIGHTS UPON DISABILITY. If a Participant becomes disabled within the meaning of Code Section 422 (e) (3) while providing services to the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of service, at any time within one year after the date of termination of service due to disability, unless either the option or the Stock Rights Plan otherwise provides for earlier termination.

         Section 11. OPTION RIGHTS UPON TERMINATION OF SERVICE. If a Participant ceases to provide services to the Company or any subsidiary corporation for any reason other than death or disability, his or her option shall immediately terminate; PROVIDED, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of service) at any time within sixty (60) days after the date of termination of service, unless either the option or the Incentive Plan otherwise provides for earlier termination.

         Section 12. OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Program Administrators at the time of the grant of an option, if a Participant dies while employed by the Company or any subsidiary corporation, his or her Option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Participant's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Participant is entitled to exercise the option at the date of death.




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